Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Shareholders' Equity

Note 8—Shareholders’ Equity

In 2014, the Company’s shareholders approved, and the Board of Directors authorized, a share repurchase program for the repurchase of up to 0.8 million shares and up to $30.0 million. In 2015, we completed this repurchase program through cumulative buybacks of 0.7 million shares at an aggregate cost of $30.0 million. Repurchased shares of our common stock are held as treasury shares until they are reissued or retired.

In May 2016, shareholders at our Extraordinary General Meeting approved the cancellation of 0.7 million treasury shares that we repurchased under our share repurchase program. We accounted for this non-cash transaction by netting the treasury shares at total cost of $30.0 million against the statutory share capital of the cancelled shares and additional paid-in capital.

In May 2016, upon approval by shareholders at our Extraordinary General Meeting, a 1-for-10 reverse stock split of our common shares, the Reverse Stock Split became effective and our common shares began trading on a split-adjusted basis. On the effective date of the Reverse Stock Split, our shareholders received one new common share for every 10 common shares they owned. All share and per share information in the accompanying financial statements has been restated retroactively to reflect the Reverse Stock Split.

As of December 31, 2017, the Company’s share capital consists of 5.0 billion common shares authorized, $0.01 par value per share, 22.5 million common shares issued and 21.3 million common shares outstanding, of which approximately 70.3% is held by Quantum Pacific (Gibraltar) Limited.